Investment in associated companies	6 Months Ended
Jun. 30, 2018
Investments, Debt and Equity Securities [Abstract]
Investment in associated companies

Note 14 – Investment in associated companies

We have the following investments that are either recorded using the equity method or at cost less impairment for the periods presented in these Consolidated Financial Statements:

(In $ millions)	June 30, 2018	December 31, 2017
Seabras Sapura Participacoes	76	63
Seabras Sapura Holdco	334	290
Seadrill Partners—Total direct ownership interests	914	857
Seadrill Partners—Subordinated units	120	97
Seadrill Partners—Seadrill member interest and IDRs (1)	64	64
SeaMex Ltd	107	102

Total investment in associated companies	1,615	1,473

(1)

The Seadrill Partners—Seadrill member interest and Incentive Distribution Rights (“IDRs”) are recorded at cost less impairment on the basis that they do not represent common stock interests and their fair value is not readily determinable.

Seadrill Partners

Equity method investments

We hold investments in both subordinated units of Seadrill Partners and direct ownership interests in controlled subsidiaries of Seadrill Partners, which are accounted for under the equity method. The fair value of these investments are not readily determinable, as they are not publicly traded. These investments were recognized at fair value on the deconsolidation of Seadrill Partners in January 2014 and therefore categorized at level three on the fair value hierarchy. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity’s own assumptions, as there is little, if any, related market activity.

As at December 31, 2017, the carrying value of the subordinated units was found to exceed the fair value by $82 million, and the carrying value of the direct ownership interests was found to exceed the fair value by $723 million. We have recognized this impairment of the investments within “Loss on impairment of investments” in the Consolidated Statement of Operations.

The fair value of these investments were derived using an income approach, which discounts future free cash flows (“DCF model”). The estimated future free cash flows associated with the investments are primarily based on expectations around applicable day rates, drilling unit utilization, operating costs, capital and long-term maintenance expenditures, applicable tax rates and industry conditions. The cash flows were estimated over the remaining useful economic lives of the underlying assets but no longer than 30 years in total, and discounted using an estimated market participant weighted average cost of capital appropriate to the investment in Seadrill Partners at December 31, 2017. This was 9.75%.

The DCF model derived an enterprise value of the investments, after which associated debt was subtracted to provide equity values. The implied valuation of Seadrill Partners derived from the DCF model was crosschecked against the market price of Seadrill Partners’ common units. Due to the significant influence we have on Seadrill Partners, there is in implied significant influence premium, which represents the additional value we would place over and above the market price of Seadrill Partners in order to maintain this significant influence. This is similar in thought to an implied control premium. We have evaluated the difference by reviewing the implied control premium as compared to other market transactions within the industry. We deem the implied control premium to be reasonable in the context of the data considered.

The assumptions used in the DCF model were derived from significant unobservable inputs (representative of Level 3 inputs for Fair Value Measurement) and are based on management’s judgments and assumptions available at the time of performing the impairment test.

For the six months ended June 30, 2018, no other than temporary impairment has been identified.

Investments recorded at cost less impairment

We also hold the Seadrill member interest, which is a 0% non-economic interest, and which holds the rights to 100% of the Incentive Distribution Rights “IDRs” of Seadrill Partners. The Seadrill member interest and the IDRs in Seadrill Partners are accounted for as cost-method investments on the basis that they do not represent common stock interests and their fair value is not readily determinable. The fair value of our interest in the Seadrill member and the attached IDRs at deconsolidation in January, 2014, was determined using a Monte Carlo simulation method (“Monte Carlo model”). The method takes into account the cash distribution waterfall, historical volatility, estimated dividend yield and share price of the common units as at the deconsolidation date.

For the six months ended June 30, 2018, no impairment has been identified.

SeaMex Limited

We hold a 50% ownership interest in Seamex, a joint venture agreement with an investment fund controlled by Fintech, for the purpose of owning and managing certain jack-up drilling units located in Mexico under contract with Pemex. The West Oberon, West Intrepid, West Defender, West Courageous and West Titania jack-up drilling rigs are included within the joint venture. Our investment in Seamex was recognized at fair value on the deconsolidation of Seamex in March 2015, and subsequently accounted for under the equity method.

The deteriorating market conditions in the oil and gas industry and supply and demand conditions in the offshore drilling sector in which SeaMex operates is considered to be an indicator of impairment. We have determined the length and severity of the deterioration of market conditions to be representative of an other than temporary impairment. As such we have measured and recognized an other than temporary impairment of the investment in SeaMex as at December 31, 2017 of $36 million. We have recognized this impairment of the investments within “Loss on impairment of investments” in the Consolidated Statement of Operations.

The fair value was derived using an income approach, which discounts future free cash flows (“DCF model”). The estimated future free cash flows associated with the investment were primarily based on expectations around applicable day rates, drilling unit utilization, operating costs, capital and long-term maintenance expenditures and applicable tax rates. The cash flows were estimated over the remaining useful economic lives of the underlying assets but no longer than 30 years in total, and discounted using an estimated market participant weighted average cost of capital appropriate to the investment in SeaMex at December 31, 2017. This was 10.25%. The DCF model derived an enterprise value of the investments, after which associated debt was subtracted to provide equity values.

The assumptions used in the DCF model were derived from unobservable inputs (level 3) and are based on management’s judgments and assumptions available at the time of performing the impairment test. The use of different assumptions, particularly with regard to the most sensitive assumptions concerning estimated future dayrates and utilization and the assumed market participant discount rate, would have a material impact on the impairment charge recognized and our Consolidated Statement of Operations. In addition, if actual events differ from management’s estimates, or to the extent that these estimates are adjusted in the future, our financial condition and results of operations could be affected in the period of any such change of estimate

For the six months ended June 30, 2018, no other than temporary impairment has been identified.